UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

INFORMATION ANALYSIS INCORPORATED
(Exact name of registrant as specified in its charter)

VA	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway, Ste 210
Fairfax, VA 22033
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IAIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07         Submission of Matters to a Vote of Security Holders.

a.	Information Analysis Incorporated (the "Company") held its Annual Meeting of Shareholders on December 2, 2021.
b.
G. James Benoit, Jr., Paul B. Becker, James C. DiPaula, Jr., Jack L. Johnson, Jr., Mark T. Krial, William H. Pickle, Donald J. Tringali, and Bonnie K. Wachtel were elected as directors at the Annual Meeting by an affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting, at which a quorum was present.

Proposal 1 - The following votes were taken at the Annual Meeting of Shareholders in connection with the election of directors. Directors will serve until the 2022 Annual Meeting of Shareholders, and until their respective successors have been elected and qualified.

Director Nominees	Votes For	Against
Paul B. Becker	8,184,330	425
G. James Benoit, Jr.	8,184,330	425
James C. DiPaula, Jr.	8,184,350	405
Jack L. Johnson, Jr.	8,184,330	425
Mark T. Krial	8,184,330	425
William H. Pickle	8,184,330	425
Donald J. Tringali	8,184,330	425
Bonnie K. Wachtel	8,183,830	925

Proposal 2 – The Company’s reincorporation from the Commonwealth of Virginia to the State of Delaware was approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve the reincorporation of the Company from the Commonwealth of Virginia to the State of Delaware	8,183,855	500	400	454,660

Proposal 3 – The Company’s 2021 Stock Incentive Plan was approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions
Approve the 2021 Stock Incentive Plan	8,143,935	38,305	2,515

Proposal 4 – The Company’s executive compensation for Named Executive Officers was approved on an advisory vote. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory vote to approve the Company’s executive compensation for Named Executive Officers	8,165,707	5,880	13,168

Proposal 5 - The proposal to ratify the Audit Committee's appointment of CohnReznick LLP as the Company's independent registered public accountants for the 2021 fiscal year was approved. The following votes were taken in connection with the proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratification of the Audit Committee's appointment of CohnReznick LLP as independent registered public accountants for the fiscal year ending December 31, 2021	8,638,990	5	420

Item 9.01         Financial Statements and Exhibits

Exhibit No.                  Description
104                           Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED
Date: December 3, 2021	By:	/s/ Matthew T. Sands
Matthew T. Sands
Sr. Vice President